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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement Nos. 333-86595, 333-65721, 333-40697, 333-34677, 33-65412, 33-97512, 33-65414, and
33-88114, of Pacific Sunwear of California, Inc. on Form S-8 of our report dated March 9, 2001, appearing in the Annual Report on Form 10-K of Pacific Sunwear of California, Inc. for the year ended February 4, 2001.

/s/ Deloitte & Touche LLP
-------------------------
    DELOITTE & TOUCHE LLP

Costa Mesa, California
March 26, 2001